United
                    New Concepts
                    Fund, Inc.

                    ANNUAL
                    REPORT
                    ----------------------------------------
                    For the fiscal year ended March 31, 1997

FUND MANAGER'S LETTER
-----------------------------------------------------------------
MARCH 31, 1997


Dear Shareholder:


This report relates to the operation of United New Concepts Fund for the fiscal year ended March 31, 1997. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

Market conditions during the past fiscal year were unfavorable for investing in small cap stocks. In fact, omitting the performance of Intel and Microsoft (which are truly large cap issues) from the Nasdaq Industrials Index, all benchmark indexes tracking small cap growth underperformed money market returns for the first time since 1994. Following the nearly eighteen percent decline in small cap stocks during the summer of 1996, investors' preferences shifted to large cap and blue chip stocks.

The Fund largely continued to pursue a strategy of investing in companies in healthcare and technology, sectors that continue to exhibit high growth potential. However, the absence of normal seasonal "January effect" improvement in the small cap market caused us to take some long-term gains in our core positions. Additionally, we have emphasized more "measured growth" companies over potential "rapid growth" opportunities.

The strategies and techniques we applied resulted in the performance of the Fund remaining below that of the indexes charted on the following page. Those indexes reflect the performance of securities that generally represent the small companies sector of the stock market (the Nasdaq Industrials Index) and the universe of funds with similar investment objectives (the Lipper Small Company Growth Fund Universe Average). The underperformance of the Fund relative to the indexes resulted from our minimal use of initial public offerings before the summer highs.

As the next fiscal year begins, it appears that expectations for profit growth will continue an ongoing downward reassessment, particularly with the recent interest rate increases by the Federal Reserve. Performance during these periods is normally poor. Nevertheless, it should be kept in mind that declines in this sector are well-advanced and valuations have markedly improved over the past year.

Thank you very much for your continued support and confidence in our organization.

Respectfully,


Mark G. Seferovich
Manager, United New Concepts Fund, Inc.

             Comparison of Change in Value of $10,000 Investment in
                 United New Concepts Fund, Inc. Class A Shares,
                         The Nasdaq Industrials Index,
           and The Lipper Small Company Growth Fund Universe Average
                      United                  Lipper
                      New                      Small
                      Concepts               Company
                      Fund,    Nasdaq    Growth Fund
                      ClassIndustrials      Universe
                      A Shares  Index        Average
                      ------------------  ----------
     03/31/87  Purchase9,425   10,000         10,000
     03/31/88          8,004    8,448          8,837
     03/31/89          7,816    8,777          9,937
     03/31/90          8,331    9,920         11,139
     03/31/91         11,131   12,001         12,739
     03/31/92         15,343   14,886         15,689
     03/31/93         15,833   15,712         17,557
     03/31/94         18,241   17,153         19,477
     03/31/95         21,981   17,652         20,978
     03/31/96         28,616   22,565         27,674
     03/31/97         26,218   22,414         28,995

===== United New Concepts Income Fund, Class A Shares* -- $26,218
+++++ NASDAQ Industrials Index  -- $22,414
----  Lipper Small Company Growth Fund Universe Average -- $28,995

 *The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund.

         Annual Average Total Return+
                    Class A++  Class Y
         -----------------------------
Year Ended
   3/31/97          -13.65%    -8.12%
5 Years Ended
   3/31/97           10.00%    N/A
10 Years Ended
   3/31/97           10.12%    N/A
Life of
   Class Y +++      N/A        -2.00%

  + Total return for the Class Y shares may be greater than that of the Class A shares because the Fund's Class Y shares are not subject to a sales load or 12b-1 fees.
 ++ Performance data quoted represents past performance and is based on deduction of a 5.75% sales load on the initial purchase in each of the three periods. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
+++ 9/6/95 (the date on which Fund Class Y shares were first acquired by shareholders) through 3/31/97.

Past performance is not predictive of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY
--------------------------------------------------------------
United New Concepts Fund, Inc.

PORTFOLIO STRATEGY:
Common Stock in new &      OBJECTIVE:   Growth of capital.
emerging companies
                            STRATEGY:   Invests primarily in
Maximum 10% Foreign                     common stocks of
Securities                              relatively new or
                                        unseasoned companies,
Cash Reserves                           companies in their early stages of
                                        development or smaller companies in new
                                        or emerging industries.  (May purchase
                                        securities subject to repurchase
                                        agreements.  May invest in certain
                                        options and futures.)

                                        The use of cash reserves (often invested in money market securities) for defensive purposes is a strategy that may be utilized by the New Concepts Fund from time to time.

                                        Moving into cash reserve positions at
                                        times thought to be near a major stock
                                        market peak allows the Fund the
                                        opportunity to capture profits and
                                        attempts to cushion the impact of market declines. The added flexibility provided by our CASH RESERVES STRATEGY has from time to time been an important element in our past success and, when deemed appropriate, may be used in the management of the portfolio in the future.

                             FOUNDED:   1983

        SCHEDULED DIVIDEND FREQUENCY:   ANNUALLY (December)

PERFORMANCE SUMMARY - Class A Shares

           PER SHARE DATA
For the Fiscal Year Ended March 31, 1997
----------------------------------------

DIVIDEND PAID                    $0.06
                                 =====

CAPITAL GAINS DISTRIBUTION       $0.58
                                 =====

NET ASSET VALUE ON
  3/31/97   $13.59 adjusted to: $14.17(A)
  3/31/96                        15.46
                                ------
CHANGE PER SHARE                $(1.29)
                                ======

(A)This number includes the capital gains distribution of $0.58 paid in December 1996 added to the actual net asset value on March 31, 1997.

Past performance is not necessarily indicative of future results.


                              TOTAL RETURN HISTORY

                                            Average Annual Total Return
                                            ---------------------------
                                                With         Without
Period                                      Sales Load*    Sales Load**
------                                      -----------    ------------
1-year period ended 3-31-97                    -13.65%         -8.38%
5-year period ended 3-31-97                     10.00%         11.31%
10-year period ended 3-31-97                    10.12%         10.77%

Performance data quoted represents past performance and is based on deduction of 5.75% sales load on the initial purchase in each of the three periods.

Performance data quoted in this column represents past performance without taking into account the sales load deducted on an initial purchase.

Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

On March 31, 1997, United New Concepts Fund, Inc. had net assets totaling $508,960,603 invested in a diversified portfolio of:

   66.66%  Common Stocks
   33.34%  Cash and Cash Equivalents

As a shareholder of United New Concepts Fund, Inc., for every $100 you had invested on March 31, 1997, your Fund owned:

 $35.84  Services Stocks
  33.34  Cash and Cash Equivalents
  13.97  Manufacturing Stocks
   8.02  Wholesale and Retail Trade Stocks
   4.98  Finance, Insurance and Real Estate Stocks
   3.85  Transportation, Communication, Electric
           and Sanitary Services Stocks

THE INVESTMENTS OF
UNITED NEW CONCEPTS FUND, INC.
MARCH 31, 1997

                                              Shares        Value

COMMON STOCKS
Automotive Dealers and Service Stations - 1.09%
 O'Reilly Automotive, Inc.*  .............   150,000 $  5,550,000

Building Materials and Garden Supplies - 1.38%
 Fastenal Company  .......................   200,000    7,012,400

Business Services - 20.51%
 America Online, Inc.*  ..................   500,000   21,187,500
 CKS Group, Inc.*  .......................   250,000    5,171,750
 CUC International Inc.*  ................   600,000   13,500,000
 Concord EFS, Inc.*  .....................   379,687    7,166,592
 FactSet Research Systems, Inc.*  ........   400,000    7,750,000
 HCIA Inc.*  .............................    65,800    1,098,005
 Health Management Systems, Inc.*  .......   163,600    1,073,543
 IMNET Systems, Inc.*  ...................   105,000    1,555,260
 Leap Group, Inc. (The)*  ................   200,000      800,000
 Metromail Corporation*  .................   400,000    6,850,000
 PHAMIS, Inc.*  ..........................   200,000    3,600,000
 Parametric Technology Corporation*  .....   400,000   18,024,800
 QuickResponse Services, Inc.*  ..........   141,000    3,754,125
 Shared Medical Systems Corporation  .....   200,000    9,325,000
 Synopsys, Inc.*  ........................   140,000    3,508,680
   Total .................................            104,365,255

Chemicals and Allied Products - 0.84%
 Watson Pharmaceuticals Inc.*  ...........   120,400    4,289,250

Communication - 3.85%
 CommNet Cellular Inc.*  .................   300,000    7,631,100
 Intermedia Communications of
   Florida, Inc.* ........................   300,000    4,950,000
 Mobile Telecommunication Technologies
   Corp.* ................................   250,000    1,546,750
 WorldCom Inc.*  .........................   250,000    5,484,250
   Total .................................             19,612,100

Eating and Drinking Places - 0.38%
 Rare Hospitality International Inc.*  ...   150,000    1,931,250

Electronic and Other Electric Equipment - 1.23%
 Advanced Fibre Communications, Inc.*  ...   100,000    3,206,200
 Ascend Communications, Inc.*  ...........    75,000    3,060,900
   Total .................................              6,267,100

Engineering and Management Services - 0.58%
 Transition Systems, Inc.*  ..............   250,000    2,968,750


                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED NEW CONCEPTS FUND, INC.
MARCH 31, 1997

                                              Shares        Value

COMMON STOCKS (Continued)
Food and Kindred Products - 0.91%
 Tootsie Roll Industries, Inc.  ..........   103,000 $  4,622,125

Furniture and Home Furnishings Stores - 0.56%
 Williams-Sonoma, Inc.*  .................   100,000    2,875,000

Health Services - 4.67%
 American Healthcorp, Inc.*  .............   400,000    4,474,800
 HEALTHSOUTH Corporation*  ...............   169,272    3,237,327
 Physicians Resource Group, Inc.*  .......   355,000    4,703,750
 Vencor, Incorporated*  ..................   300,000   11,362,500
   Total .................................             23,778,377

Industrial Machinery and Equipment - 2.45%
 cisco Systems, Inc.*  ...................   150,000    7,228,050
 MicroTouch Systems, Inc.*  ..............   270,000    5,231,250
   Total .................................             12,459,300

Instruments and Related Products - 5.66%
 Innovasive Devices, Inc.*  ..............   142,500    1,620,938
 LUNAR CORPORATION*  .....................   212,000    7,208,000
 St. Jude Medical, Inc.*  ................   200,000    6,675,000
 STERIS Corporation*  ....................   300,000    7,331,100
 Target Therapeutics, Inc.*  .............    90,000    5,951,250
   Total .................................             28,786,288

Insurance Agents, Brokers and Service - 0.94%
 CRA Managed Care, Inc.*  ................   128,700    4,794,075

Insurance Carriers - 1.99%
 United HealthCare Corporation  ..........   213,000   10,144,125

Miscellaneous Retail - 0.73%
 Books-A-Million, Inc.*  .................    67,900      326,735
 MSC Industrial Direct Co., Inc.*  .......   116,500    3,393,062
   Total .................................              3,719,797

Nondepository Institutions - 0.13%
 Mercury Finance Company  ................   249,999      656,247

Personal Services - 2.19%
 Equity Corporation International*  ......   525,000   11,156,250


                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED NEW CONCEPTS FUND, INC.
MARCH 31, 1997

                                              Shares        Value

COMMON STOCKS (Continued)
Prepackaged Software - 7.89%
 BMC Software, Inc.*  ....................   100,000 $  4,606,200
 Broderbund Software, Inc.*  .............   200,000    4,350,000
 Cerner Corporation*  ....................   300,000    3,900,000
 Citrix Systems, Inc.*  ..................    33,000      431,046
 Dendrite International, Inc.*  ..........   300,000    2,850,000
 Expert Software, Inc.*  .................   300,000      637,500
 GT Interactive Software Corp.*  .........   100,000      718,700
 HPR Inc.*  ..............................   199,800    2,222,775
 Health Systems Design Corporation*  .....   180,200    1,114,897
 Intuit Inc.*  ...........................   300,000    6,937,500
 Medic Computer Systems, Inc.*  ..........   300,000    4,818,600
 Premenos Technology Corp.*  .............   175,000    1,093,750
 Wall Data Incorporated*  ................   400,000    6,450,000
   Total..................................             40,130,968

Real Estate - 1.92%
 Stewart Enterprises, Inc., Class A  .....   268,650    9,772,144

Stone, Clay and Glass Products - 1.15%
 Department 56, Inc.*  ...................   200,000    3,475,000
 Gentex Corporation*  ....................   120,000    2,377,440
   Total .................................              5,852,440

Transportation Equipment - 1.73%
 Harley-Davidson, Inc.  ..................   260,000    8,807,500

Wholesale Trade - Durable Goods - 2.25%
 OmniCare, Inc.  .........................   486,400   11,430,400

Wholesale Trade - Nondurable Goods - 1.63%
 Cardinal Health, Inc.  ..................   152,458    8,289,904

TOTAL COMMON STOCKS - 66.66%                         $339,271,045
 (Cost: $263,042,890)


                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED NEW CONCEPTS FUND, INC.
MARCH 31, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value
SHORT-TERM SECURITIES
Commercial Paper
 Auto Repair, Services and Parking - 2.25%
 Hertz Corp.,
   5.28%, 4-7-97 .........................   $11,465 $ 11,454,911

 Depository Institutions - 3.18%
 Creditanstalt Finance Inc.:
   5.3%, 4-3-97 ..........................     1,445    1,444,575
   5.38%, 4-18-97 ........................     7,740    7,720,336
 U.S. Bancorp,
   Master Note............................     7,031    7,031,000
   Total .................................             16,195,911

 Electric, Gas and Sanitary Services - 6.23%
 Carolina Power & Light Co.:
   5.32%, 4-10-97 ........................     1,805    1,802,599
   5.5%, 4-21-97 .........................     8,135    8,110,143
 Commonwealth Edison Co.,
   5.52%, 4-17-97 ........................     4,720    4,708,420
 Georgia Power Co.,
   5.3%, 4-21-97 .........................     2,000    1,994,111
 Idaho Power Co.,
   5.57%, 4-17-97 ........................     2,825    2,818,007
 Nicor Inc.,
   5.32%, 4-3-97 .........................    10,700   10,696,838
 Pacific Gas and Electric Co.,
   5.31%, 4-21-97 ........................     1,570    1,565,368
   Total..................................             31,695,486

 Food and Kindred Products - 7.69%
 ConAgra, Inc.,
   5.51%, 4-28-97 ........................    11,390   11,342,931
 General Mills, Inc.,
   Master Note ...........................     2,180    2,180,000
 Hercules Inc.,
   5.4%, 4-17-97 .........................     5,835    5,820,996
 Quaker Oats Co.,
   5.4%, 4-22-97 .........................     4,485    4,470,872
 Ralston Purina Co.,
   5.5%, 4-8-97 ..........................    15,335   15,318,600
   Total..................................             39,133,399
                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED NEW CONCEPTS FUND, INC.
MARCH 31, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
 Food Stores - 0.59%
 Albertson's Inc.,
   5.53%, 5-5-97 .........................    $3,045 $  3,029,097

 Instruments and Related Products - 0.44%
 Hughes Electronics Corp.,
   5.51%, 4-21-97 ........................     2,266    2,259,063

 Insurance Carriers - 0.47%
 USAA Capital Corp.,
   5.24%, 4-22-97 ........................     2,390    2,382,695

 Metal Mining - 0.84%
 BHP Finance (USA) Inc.,
   5.32%, 4-4-97 .........................     4,260    4,258,111

 Nondepository Institutions - 0.34%
 Caterpillar Financial Services Corp.,
   5.31%, 5-7-97 .........................     1,750    1,740,708

 Personal Services - 1.99%
 Block Financial Corp.:
   5.35%, 4-18-97 ........................     5,324    5,310,549
   5.35%, 4-21-97 ........................     4,815    4,800,689
   Total .................................             10,111,238

 Security and Commodity Brokers - 2.26%
 Merrill Lynch & Co., Inc.,
   5.33%, 4-14-97 ........................    11,540   11,517,789

 Textile Mill Products - 0.21%
 Sara Lee Corporation,
   Master Note ...........................     1,066    1,066,000

 Tobacco Products - 1.74%
 B.A.T. Capital Corp.:
   5.32%, 4-4-97 .........................     3,115    3,113,619
   5.31%, 4-7-97 .........................     5,725    5,719,933
   Total .................................              8,833,552

 Transportation Equipment - 0.98%
 Dana Credit Corp.:
   5.43%, 4-4-97 .........................     2,095    2,094,052
   5.5%, 4-4-97 ..........................     2,910    2,908,666
   Total .................................              5,002,718

Total Commercial Paper - 29.21%                       148,680,678
                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED NEW CONCEPTS FUND, INC.
MARCH 31, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES (Continued)
Municipal Obligation - 2.95%
 California
 Oakland-Alameda County Coliseum Lease Revenue
   Bonds (Oakland Coliseum Project), 1995 Series
   B-1 (Canadian Imperial Bank of Commerce),
   5.38%, 4-17-97 ........................   $15,000 $ 15,000,000

TOTAL SHORT-TERM SECURITIES - 32.16%                 $163,680,678
 (Cost: $163,680,678)

TOTAL INVESTMENT SECURITIES - 98.82%                 $502,951,723
 (Cost: $426,723,568)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.18%       6,008,880

NET ASSETS - 100.00%                                 $508,960,603


Notes To Schedule of Investments

    *No income dividends were paid during the preceding 12 months.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED NEW CONCEPTS FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1997

Assets
 Investment securities - at value
   (Notes 1 and 3) ................................. $502,951,723
 Cash   ............................................        8,554
 Receivables:
   Investment securities sold.......................    8,160,482
   Fund shares sold ................................    1,342,611
   Dividends and interest ..........................      171,961
 Prepaid insurance premium  ........................        8,436
                                                     ------------
    Total assets  ..................................  512,643,767
                                                     ------------
Liabilities
 Payable for investment securities purchased .......    1,753,000
 Payable for Fund shares redeemed  .................    1,615,750
 Accrued service fee (Note 2)  .....................      158,249
 Accrued transfer agency and dividend
   disbursing (Note 2) .............................      122,151
 Accrued management fee (Note 2)  ..................       10,491
 Accrued accounting services fee (Note 2)  .........        5,833
 Other  ............................................       17,690
                                                     ------------
    Total liabilities  .............................    3,683,164
                                                     ------------
      Total net assets ............................. $508,960,603
                                                     ============
Net Assets
 $1.00 par value capital stock
   Capital stock ................................... $ 37,453,687
   Additional paid-in capital ......................  348,306,673
 Accumulated undistributed income:
   Accumulated undistributed net investment
    income  ........................................      751,675
   Accumulated undistributed net realized gain
    on investment transactions  ....................   46,220,413
   Net unrealized appreciation in value of
    investments  ...................................   76,228,155
                                                     ------------
    Net assets applicable to outstanding units
      of capital ................................... $508,960,603
                                                     ============
Net asset value per share (net assets divided
 by shares outstanding)
 Class A  ..........................................       $13.59
 Class Y  ..........................................       $13.60
Capital shares outstanding
 Class A  ..........................................   36,876,205
 Class Y  ..........................................      577,482
Capital shares authorized ..........................  200,000,000


                       See notes to financial statements.

UNITED NEW CONCEPTS FUND, INC.
STATEMENT OF OPERATIONS
For the Fiscal Year Ended MARCH 31, 1997

Investment Income
 Income (Note 1B):
   Interest and amortization .......................  $ 8,758,073
   Dividends .......................................      315,976
                                                      -----------
    Total income  ..................................    9,074,049
                                                      -----------
 Expenses (Note 2):
   Investment management fee .......................    4,125,726
   Transfer agency and dividend disbursing - Class A    1,485,650
   Service fee - Class A ...........................      954,323
   Accounting services fee .........................       66,667
   Custodian fees ..................................       29,951
   Audit fees ......................................       17,257
   Shareholder servicing - Class Y..................       12,649
   Legal fees ......................................        8,313
   Other ...........................................      213,774
                                                      -----------
    Total expenses  ................................    6,914,310
                                                      -----------
      Net investment income ........................    2,159,739
                                                      -----------

Realized and Unrealized Gain (Loss) on
 Investments (Notes 1 and 3)
 Realized net gain on investments  .................   50,242,282
 Unrealized depreciation in value of investments
   during the period ...............................  (96,222,788)
                                                      -----------
   Net loss on investments .........................  (45,980,506)
                                                      -----------
    Net decrease in net assets resulting from
      operations ................................... $(43,820,767)
                                                      ===========


                       See notes to financial statements.

UNITED NEW CONCEPTS FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                            For the fiscal year
                                              ended March 31,
                                         -------------------------
                                              1997      1996
Increase in Net Assets                  ------------  ------------
 Operations:
   Net investment income ...............$  2,159,739  $  1,167,792
   Realized net gain on
    investments  .......................  50,242,282    23,180,531
   Unrealized appreciation
    (depreciation)  .................... (96,222,788)   81,497,533
                                        ------------  ------------
    Net increase (decrease) in net assets
      resulting from operations ........ (43,820,767)  105,845,856
                                        ------------  ------------
 Dividends to shareholders from (Note 1D):*
   Net investment income:
    Class A  ...........................  (2,029,503)     (912,026)
    Class Y  ...........................     (53,641)       (2,797)
   Realized gains on securities transactions:
    Class A  ........................... (20,120,352)  (12,198,918)
    Class Y  ...........................    (302,385)      (32,358)
                                        ------------  ------------
                                         (22,505,881)  (13,146,099)
                                        ------------  ------------
 Capital share transactions:
   Proceeds from sale of shares:
    Class A (70,633,686 and 63,533,003
      shares, respectively) ............1,082,428,196  921,129,691
    Class Y (195,033 and 471,439
      shares, respectively) ............   3,026,117     7,171,949
   Proceeds from reinvestment of dividend
    and/or capital gains distribution:
    Class A (1,470,532 and 895,245
      shares, respectively) ............  22,028,449    13,052,675
    Class Y (23,766 and 2,411
      shares, respectively) ............     356,026        35,155
   Payments for shares redeemed:
    Class A (67,021,853 and 57,415,916
      shares, respectively) ............(1,029,804,952)(838,714,963)
    Class Y (106,038 and 9,129
      shares, respectively) ............  (1,605,831)    (138,928)
                                        ------------  ------------
    Net increase in net assets resulting
      from capital share transactions ..  76,428,005   102,535,579
                                        ------------  ------------
      Total increase ...................  10,101,357   195,235,336
Net Assets
 Beginning of period ............ ...... 498,859,246   303,623,910
                                        ------------  ------------
 End of period  ........................$508,960,603  $498,859,246
                                        ============  ============
   Undistributed net investment income..    $751,675      $675,080
                                          ==========      ========
                 *See "Financial Highlights" on pages 15 - 16.
                       See notes to financial statements.

UNITED NEW CONCEPTS FUND, INC.
FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:


                              For the fiscal year ended March 31,
                              -----------------------------------
                               1997   1996    1995   1994    1993
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........         $15.46 $12.25  $10.94 $ 9.70   $9.41
                             ------ ------  ------ ------   -----
Income from investment
 operations:
 Net investment
   income (loss) ...           0.06   0.04    0.03  (0.01)   0.01
 Net realized and
   unrealized gain
   (loss) on
   investments .....          (1.29)  3.63    2.12   1.48    0.29
                             ------ ------  ------ ------   -----
Total from investment
 operations  .......          (1.23)  3.67    2.15   1.47    0.30
                             ------ ------  ------ ------   -----
Less distributions:
 Dividends from
   net investment
   income ..........          (0.06) (0.03)  (0.01) (0.00)  (0.01)
 Distribution from
   capital gains ...          (0.58) (0.43)  (0.83) (0.23)  (0.00)
                             ------ ------  ------ ------   -----
Total distributions.          (0.64) (0.46)  (0.84) (0.23)  (0.01)
                             ------ ------  ------ ------   -----
Net asset value,
 end of period  ....         $13.59 $15.46  $12.25 $10.94   $9.70
                             ====== ======  ====== ======   =====
Total return* ......          -8.38% 30.18%  20.50% 15.21%   3.19%
Net assets, end
 of period (000
 omitted) ..........       $501,107$491,668$303,624$221,053$179,959
Ratio of expenses
 to average net
 assets  ...........           1.27%  1.19%   1.24%  1.19%   1.18%
Ratio of net investment
 income to average
 net assets  .......           0.39%  0.29%   0.30% -0.11%   0.15%
Portfolio turnover
 rate  .............          38.82% 27.75%  44.01% 55.23%  57.10%
Average commission
 rate paid .........          $0.0479

  *Total return calculated without taking into account the sales load deducted on an initial purchase.
                       See notes to financial statements.

UNITED NEW CONCEPTS FUND, INC.
FINANCIAL HIGHLIGHTS
Class Y Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:
                    For the        For the
                     fiscal         period
                       year        from 9/6/95*
                      ended        through
                    3/31/97        3/31/96
                   --------        --------
Net asset value,
 beginning of period $15.47         $15.14
                     ------         ------
Income from investment
 operations:
 Net investment
   income ..........   0.10           0.05
 Net realized and
   unrealized gain (loss)
   on investments...  (1.29)          0.75
                     ------         ------
Total from investment
 operations ........  (1.19)          0.80
                     ------         ------
Less distributions:
 Dividends from net
   investment
   income...........  (0.10)         (0.04)
 Distribution from
   capital gains....  (0.58)         (0.43)
                     ------         ------
Total distributions.  (0.68)         (0.47)
                     ------         ------
Net asset value,
 end of period ..... $13.60         $15.47
                     ======         ======
Total return .......  -8.12%          5.44%
Net assets, end of
 period (000
 omitted)  ......... $7,854         $7,191
Ratio of expenses
 to average net
 assets ............   0.97%          0.96%**
Ratio of net
 investment income
 to average net
 assets ............   0.69%          0.54%**
Portfolio
 turnover rate .....  38.82%         27.75%**
Average commission
 rate paid .........  $0.0479

 *Commencement of operations.
 **Annualized.
                       See notes to financial statements.

UNITED NEW CONCEPTS FUND, INC.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1997

NOTE 1 -- Significant Accounting Policies

     United New Concepts Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek growth through a diversified holding of securities issued primarily by new or unseasoned companies, companies which are in their early stages of development or smaller companies positioned in new and emerging industries where the opportunity for rapid growth is above average. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using Nasdaq (National Association of Securities Dealers Automated Quotations system) which provides information on bid and asked or closing prices quoted by major dealers in such stocks. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

C. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

D. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryforwards.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management And Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .35% of net assets and
(ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately $15.0 billion of combined net assets at March 31, 1997) at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and
 .36% of that amount over $12 billion.  The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly-owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly-owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level                 Annual Fee
          (all dollars in millions)       Rate for Each Level
          -------------------------       -------------------
          From $    0 to $   10                $      0
          From $   10 to $   25                $ 10,000
          From $   25 to $   50                $ 20,000
          From $   50 to $  100                $ 30,000
          From $  100 to $  200                $ 40,000
          From $  200 to $  350                $ 50,000
          From $  350 to $  550                $ 60,000
          From $  550 to $  750                $ 70,000
          From $  750 to $1,000                $ 85,000
               $1,000 and Over                 $100,000

     For Class A shares, the Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month ($1.0208 per account prior to April 1, 1996), plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of .15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $4,510,597, out of which W&R paid sales commissions of $2,582,236 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a fee to W&R in an amount not to exceed .25% of the Fund's average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     The Fund paid Directors' fees of $20,918, which are included in other expenses.
     W&R is an indirect subsidiary of Torchmark Corporation, a holding company, and United Investors Management Company, a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

     Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $179,897,019 while proceeds from maturities and sales aggregated $149,132,512. Purchases of short-term securities aggregated $2,315,831,531 while proceeds from maturities and sales aggregated $2,304,315,728. No U.S. Government securities were bought or sold during the period ended March 31, 1997.


     For Federal income tax purposes, cost of investments owned at March 31, 1997 was $426,723,568, resulting in net unrealized appreciation of $76,228,155, of which $120,102,215 related to appreciated securities and $43,874,060 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized capital gain net income of $50,242,282 during the year ended March 31, 1997, of which a portion was paid to shareholders during the period ended March 31, 1997. Remaining capital gain net income will be distributed to the Fund's shareholders.

 NOTE 5 -- Multiclass Operations

     On July 18, 1995, the Fund was authorized to offer investors a choice of two classes of shares, Class A and Class Y, each of which has equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases; they are not subject to a Rule 12b-1 Service Plan and have a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of either class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

     Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
United New Concepts Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United New Concepts Fund, Inc. (the ``Fund'') as of March 31, 1997, the related statements of operations and changes in net assets for the year then ended, and the financial
highlights for the year then ended.   These financial statements  and the
financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements
and  the  financial  highlights  based  on  our  audit.    The  financial
statements and the financial highlights of the Fund for each of the periods presented in the four-year period ended March 31, 1996 were audited by other auditors whose report, dated May 10, 1996, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the United New Concepts Fund, Inc. as of March 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended in conformity with generally accepted accounting principles.




Deloitte & Touche LLP
Kansas City, Missouri
May 7, 1997

INCOME TAX INFORMATION

The amount of the dividend and capital gain below, multiplied by the number of shares owned by you on the record date, will give you the total amounts to be reported in your Federal income tax return for the year in which they were received or reinvested.


                        PER-SHARE AMOUNTS REPORTABLE AS:
                   ----------------------------------------------
                   For Individuals         For Corporations
                   ----------------  ----------------------------
Record           Ordinary Long-Term              Non-  Long-Term
Date      Total   IncomeCapital GainQualifyingQualifyingCapital Gain
----------------  ------------------------------------------------
                                    Class A
12-13-96 $0.633   $0.1357   $0.4973   $0.0097   $0.1260   $0.4973
        -------   -------   -------   -------   -------   -------
Total    $0.633   $0.1357   $0.4973   $0.0097   $0.1260   $0.4973
        =======   =======   =======   =======   =======   =======

                                    Class Y
12-13-96 $0.677   $0.1797   $0.4973   $0.0171   $0.1626   $0.4973
        -------   -------   -------    ------   -------   -------
Total    $0.677   $0.1797   $0.4973   $0.0171   $0.1626   $0.4973
        =======   =======   =======   =======   =======   =======

CORPORATION DEDUCTIONS -- Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax advisor concerning the tax treatment of dividends and distributions from the Fund.

DIRECTORS

Ronald K. Richey, Birmingham, Alabama, Chairman of the Board
Henry L. Bellmon, Red Rock, Oklahoma
Dodds I. Buchanan, Boulder, Colorado
Linda Graves, Topeka, Kansas
John F. Hayes, Hutchinson, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
William L. Rogers, Los Angeles, California
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Keith A. Tucker, Overland Park, Kansas
Frederick Vogel III, Milwaukee, Wisconsin
Paul S. Wise, Carefree, Arizona

OFFICERS

Keith A. Tucker, President
Robert L. Hechler, Vice President
Henry J. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer
Sharon K. Pappas, Vice President and Secretary
Mark G. Seferovich, Vice President
Carl E. Sturgeon, Vice President




This report is submitted for the general information of the shareholders of United New Concepts Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the United New Concepts Fund, Inc. current prospectus.




To all IRA Planholders:
As required by law, income tax will automatically be withheld from any distribution or withdrawal from an IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The United Group of Mutual Funds

United Cash Management, Inc.
United Government Securities Fund, Inc.
United Bond Fund
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United Continental Income Fund, Inc.
United Retirement Shares, Inc.
United Asset Strategy Fund, Inc.
United Income Fund
United Accumulative Fund
United Vanguard Fund, Inc.
United New Concepts Fund, Inc.
United Science and Technology Fund
United International Growth Fund, Inc.
United Gold & Government Fund, Inc.




















FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (800) 366-5465


Our INTERNET address is:
  http://www.waddell.com

NUR1012A(3-97)

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